SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2004

BRIDGE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-18546	11-2934195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Montauk Highway, Bridgehampton, New York 11932

(Addresses of Principal Executive Offices, including Zip Code)

(631) 537-1001

(Registrant’s Telephone Number, including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated January 20, 2004.

Item 12.    Regulation FD Disclosure.

On January 20, 2004 Bridge Bancorp, Inc. issued a press release announcing the unaudited earnings results for the fourth quarter and year ended December 31, 2003, a copy of which is attached as Exhibit 99.1 of this Current Report on Form 8-K and incorporated herein by reference. The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE BANCORP, INC.

By:	/s/ Thomas J.Tobin
Thomas J. Tobin President and Chief Executive Officer

Date:    January 20, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 20, 2004.